Exhibit 99.1

NEWS RELEASE For more information: Joseph B. Selner, Chief Financial Officer, 920-491-7120 Janet L. Ford, SVP Investor Relations Director, 414-278-1890

Associated Banc-Corp Reports Third Quarter Earnings of $0.04 per Share
•	Net income to common shareholders of $6.9 million, or $0.04 per common share, for the quarter

•	Credit quality indicators continued to show significant improvements

•	$199 million of nonperforming loans were sold during the quarter

•	Commercial and industrial (C&I) loan balances were up

•	Capital ratios remain very strong, with a Tier 1 capital to risk-weighted assets ratio of 17.68% and total capital to risk-weighted assets ratio of 19.16% at September 30, 2010
GREEN BAY, Wis. — October 21, 2010 — Associated Banc-Corp (NASDAQ: ASBC) today reported net income to common shareholders of $6.9 million, or $0.04 per common share, for the quarter ended September 30, 2010. This compares to a net loss to common shareholders of $10.2 million, or $0.06 per common share, for the quarter ended June 30, 2010, and net income to common shareholders of $8.7 million, or $0.07 per common share, for the quarter ended September 30, 2009.
“We are very pleased with the continued significant improvements in our credit quality metrics,” said Philip B. Flynn, President and Chief Executive Officer. “We are also encouraged by the growth we saw in commercial loans and our commercial loan pipeline during the quarter.”
At September 30, 2010, the Company’s Tier 1 capital to risk-weighted assets ratio was 17.68% and total capital to risk-weighted assets ratio was 19.16%. These ratios continue to significantly exceed the criteria for well capitalized banks and the requirements of banking regulators.
CREDIT QUALITY
Potential problem loans continued to decline to $1.13 billion at September 30, 2010, down $140 million, or 11%, from $1.27 billion at June 30, 2010. Loans 30-89 days past due totaled $124 million at September 30, 2010, down 16% from $149 million at June 30, 2010, and down 29% from $175 million at September 30, 2009.
Nonperforming loans declined to $817 million at September 30, 2010 from $1.0 billion at June 30, 2010 and a high of $1.2 billion at March 31, 2010. Through a combination of bulk and individual loan sales, the Company sold nonperforming loans with a net book value totaling $199 million during the quarter, which resulted in $85 million of charge-offs during the quarter. Nonperforming loans sold were primarily real estate construction and commercial real estate loans.
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ASSOCIATED REPORTS THIRD QUARTER 2010 RESULTS	PAGE 2
The provision for loan losses was $64 million for the quarter ended September 30, 2010, down 34% from $98 million for the second quarter of 2010, and down 33% from $95 million for the third quarter of 2009. Net charge-offs for the quarter were $110 million, up 4% from net charge-offs of $105 million for the quarter ended June 30, 2010, and up 22% from $90 million for the third quarter of 2009.
The Company’s allowance for loan losses was $522 million, or 4.22% of total loans, at September 30, 2010 compared to $568 million, or 4.51% of total loans, at June 30, 2010. This compares to an allowance for loan losses as a percent of total loans of 4.06% at December 31, 2009 and 2.79% at September 30, 2009.
LOANS AND DEPOSITS
At September 30, 2010, the Company’s loan portfolio was $12.4 billion, down 2% from $12.6 billion at June 30, 2010, and down 16% from $14.8 billion at September 30, 2009. On a year-over-year basis, the greatest decline in the portfolio was in the construction segment of the portfolio, which was down 54%, and represented 6% of the total loan portfolio at September 30, 2010. The majority of the net decline in the loan portfolio for the third quarter was related to loan sales during the quarter. The C&I, residential and home equity segments of the Company’s loan portfolio all grew modestly during the quarter. This was the first quarter of average and period-end growth in these segments of the Company’s loan portfolio since more than a year ago.
Total deposits were $16.8 billion at September 30, 2010, compared to $17.0 billion at June 30, 2010, and $16.4 billion at September 30, 2009. Network transaction deposits, including brokered and institutional money market funds, were down over $700 million for the quarter. Year-over-year, demand deposits and savings balances grew modestly, while brokered CDs of $442 million and other time deposits of $3.2 billion were down 32% and 17%, respectively, from September 30, 2009.
NET INTEREST INCOME AND NET INTEREST MARGIN
Net interest income was $154 million for the quarter ended September 30, 2010. This compares to $160 million for the quarter ended June 30, 2010, and $179 million for the quarter ended September 30, 2009. Interest income from earning assets declined $8.7 million quarter-over-quarter, reflecting lower overall levels of loans, lower yields on floating rate investments and lower realized yields on the reinvestment of proceeds from investment sales and maturities. The Company’s net interest margin was 3.08% for the third quarter. Interest expense of $42 million for the quarter ended September 30, 2010, was down $3 million from $45 million for the second quarter, primarily due to lower interest expense on CD deposits.
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ASSOCIATED REPORTS THIRD QUARTER 2010 RESULTS	PAGE 3
NONINTEREST INCOME AND EXPENSE
Noninterest income for the quarter ended September 30, 2010 was $82 million, up 1% from $81 million for the second quarter of 2010, and up 9% from $75 million from the third quarter of 2009. Noninterest income remained flat as a $4 million increase in net mortgage banking income for the quarter was partially offset by a $3 million decline in service charges on deposit accounts.
Core fee-based revenue was $61 million for the quarter ended September 30, 2010 compared to $64 million for the second quarter of 2010, and $67 million for the third quarter of 2009. Lower core fee revenue is primarily the result of lower service charges on deposits, which declined $3 million from $26 million in the second quarter and $7 million from $31 million for the third quarter of 2009.
Mortgage loans originated for sale were $728 million for the third quarter compared to $502 million for the second quarter of 2010. Net mortgage banking income for the quarter totaled $9 million, up $4 million, or 64%, from $5 million for the second quarter of 2010 and up $10 million from a net loss of $1 million for the third quarter of 2009. Third quarter mortgage banking results included a $9 million valuation charge related to mortgage servicing rights compared to a $2 million valuation recovery for the prior quarter and a $5 million valuation charge for the same quarter last year.
Total noninterest expense levels remained flat for the quarter ended September 30, 2010, totaling $157 million, up $2 million from $155 million for the second quarter of 2010, and up $15 million, or 11%, from $141 million in the third quarter of 2009.
“We have, over the past three quarters, recognized our credit problems, ensured sufficient capital and liquidity, and provided strong reserves. This is enabling us to work through our problem loans.” said Flynn. “We believe we have turned the corner on profitability and are positioned well for the future.”
CONFERENCE CALL
The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, October 21, 2010. Interested parties can listen to the call live on the Internet through the investor relations section of the company’s website, www.associatedbank.com/investor, or by dialing 877-348-9354. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 253-237-1160. Participants should ask the operator for the Associated Banc-Corp third quarter 2010 earnings call, or conference ID number 15998683.
An audio archive of the webcast will be available on the company’s website for one month following the call. A replay of the call will be available starting at 7:00 p.m. CT on October 21, 2010 through 11:00 p.m. CT on November 21, 2010 by dialing 800-642-1687 and entering the conference ID number 15998683. The replay number for international callers is 706-645-9291.
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ASSOCIATED REPORTS THIRD QUARTER 2010 RESULTS	PAGE 4
ABOUT ASSOCIATED BANC-CORP
Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified bank holding company with total assets of $23 billion. Associated has 288 banking offices serving approximately 160 communities in Wisconsin, Illinois, and Minnesota. The Company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the Company’s most recent Annual Report filed on Form 10-K and any subsequent Form 10-Q.
# # #

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	September 30,	June 30,	Seql Qtr	March 31,	December 31,	September 30,	Comp Qtr
(in thousands)	2010	2010	$ Change	2010	2009	2009	$ Change

Assets
Cash and due from banks	$316,914	$324,952	$(8,038)	$284,882	$770,816	$430,381	$(113,467)
Interest-bearing deposits in other financial institutions	1,717,853	2,210,946	(493,093)	1,998,528	26,091	13,145	1,704,708
Federal funds sold and securities purchased under agreements to resell	503,950	13,515	490,435	19,220	23,785	17,000	486,950
Securities available for sale, at fair value	5,291,336	5,322,177	(30,841)	5,267,372	5,835,533	5,651,076	(359,740)
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	190,918	190,870	48	184,811	181,316	181,316	9,602
Loans held for sale	274,666	321,060	(46,394)	274,003	81,238	78,740	195,926
Loans	12,372,393	12,601,916	(229,523)	13,299,321	14,128,625	14,765,597	(2,393,204)
Allowance for loan losses	(522,018)	(567,912)	45,894	(575,573)	(573,533)	(412,530)	(109,488)

Loans, net	11,850,375	12,034,004	(183,629)	12,723,748	13,555,092	14,353,067	(2,502,692)
Premises and equipment, net	181,236	181,231	5	183,401	186,564	185,544	(4,308)
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	84,824	92,176	(7,352)	91,991	92,807	91,506	(6,682)
Other assets	1,184,046	1,139,960	44,086	1,150,512	1,191,732	950,584	233,462

Total assets	$22,525,286	$22,760,059	$(234,773)	$23,107,636	$22,874,142	$22,881,527	$(356,241)

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$3,054,121	$2,932,599	$121,522	$3,023,247	$3,274,973	$2,984,486	$69,635
Interest-bearing deposits, excl Brokered CDs	13,308,530	13,465,974	(157,444)	13,731,421	13,311,672	12,808,533	499,997
Brokered CDs	442,209	571,626	(129,417)	742,119	141,968	653,090	(210,881)

Total deposits	16,804,860	16,970,199	(165,339)	17,496,787	16,728,613	16,446,109	358,751
Short-term borrowings	539,263	513,406	25,857	575,564	1,226,853	1,517,594	(978,331)
Long-term funding	1,713,671	1,843,691	(130,020)	1,643,979	1,953,998	1,761,506	(47,835)
Accrued expenses and other liabilities	266,643	246,636	20,007	210,797	226,070	231,659	34,984

Total liabilities	19,324,437	19,573,932	(249,495)	19,927,127	20,135,534	19,956,868	(632,431)
Stockholders’ Equity
Preferred equity	513,550	512,724	826	511,910	511,107	510,315	3,235
Common stock	1,738	1,737	1	1,737	1,284	1,284	454
Surplus	1,569,963	1,567,315	2,648	1,564,536	1,082,335	1,080,720	489,243
Retained earnings	1,036,800	1,032,065	4,735	1,044,501	1,081,156	1,268,507	(231,707)
Accumulated other comprehensive income	78,798	73,173	5,625	59,744	63,432	64,919	13,879
Treasury stock	—	(887)	887	(1,919)	(706)	(1,086)	1,086

Total stockholders’ equity	3,200,849	3,186,127	14,722	3,180,509	2,738,608	2,924,659	276,190

Total liabilities and stockholders’ equity	$22,525,286	$22,760,059	$(234,773)	$23,107,636	$22,874,142	$22,881,527	$(356,241)

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended				For The Nine Months Ended,
	September 30,		Quarter		September 30,		Year-to-Date
(in thousands, except per share amounts)	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change

Interest Income
Interest and fees on loans	$148,937	$183,264	$(34,327)	(18.7%)	$462,043	$579,641	$(117,598)	(20.3%)
Interest and dividends on investment securities and deposits in other financial institutions:
Taxable	38,433	46,873	(8,440)	(18.0%)	128,828	144,464	(15,636)	(10.8%)
Tax-exempt	8,499	8,498	1	0.0%	25,765	26,811	(1,046)	(3.9%)
Interest on federal funds sold and securities purchased under agreements to resell	347	16	331	N/M	398	130	268	206.2%

Total interest income	196,216	238,651	(42,435)	(17.8%)	617,034	751,046	(134,012)	(17.8%)
Interest Expense
Interest on deposits	25,879	37,811	(11,932)	(31.6%)	82,984	129,403	(46,419)	(35.9%)
Interest on short-term borrowings	1,849	2,895	(1,046)	(36.1%)	5,695	13,137	(7,442)	(56.6%)
Interest on long-term funding	14,584	18,709	(4,125)	(22.0%)	45,436	60,854	(15,418)	(25.3%)

Total interest expense	42,312	59,415	(17,103)	(28.8%)	134,115	203,394	(69,279)	(34.1%)

Net Interest Income	153,904	179,236	(25,332)	(14.1%)	482,919	547,652	(64,733)	(11.8%)
Provision for loan losses	64,000	95,410	(31,410)	(32.9%)	327,010	355,856	(28,846)	(8.1%)

Net interest income after provision for loan losses	89,904	83,826	6,078	7.3%	155,909	191,796	(35,887)	(18.7%)
Noninterest Income
Trust service fees	9,462	9,057	405	4.5%	28,335	26,103	2,232	8.6%
Service charges on deposit accounts	23,845	30,829	(6,984)	(22.7%)	76,350	87,705	(11,355)	(12.9%)
Card-based and other nondeposit fees	12,093	11,586	507	4.4%	34,855	33,618	1,237	3.7%
Retail commissions	15,276	15,041	235	1.6%	46,815	45,382	1,433	3.2%

Total core fee-based revenue	60,676	66,513	(5,837)	(8.8%)	186,355	192,808	(6,453)	(3.3%)
Mortgage banking, net	9,007	(909)	9,916	N/M	19,907	31,655	(11,748)	(37.1%)
Capital market fees, net	891	226	665	294.2%	885	5,245	(4,360)	(83.1%)
Bank owned life insurance income	3,756	3,789	(33)	(0.9%)	11,252	12,722	(1,470)	(11.6%)
Asset sale losses, net	(2,354)	(126)	(2,228)	N/M	(2,518)	(2,520)	2	(0.1%)
Investment securities gains (losses), net	3,365	(42)	3,407	N/M	26,800	9,169	17,631	192.3%
Other	6,556	5,858	698	11.9%	18,145	17,148	997	5.8%

Total noninterest income	81,897	75,309	6,588	8.7%	260,826	266,227	(5,401)	(2.0%)
Noninterest Expense
Personnel expense	80,640	73,501	7,139	9.7%	239,337	231,770	7,567	3.3%
Occupancy	12,157	11,949	208	1.7%	37,038	37,171	(133)	(0.4%)
Equipment	4,637	4,575	62	1.4%	13,472	13,834	(362)	(2.6%)
Data processing	7,502	7,442	60	0.8%	22,667	23,165	(498)	(2.1%)
Business development and advertising	4,297	3,910	387	9.9%	13,515	13,590	(75)	(0.6%)
Other intangible amortization	1,206	1,386	(180)	(13.0%)	3,713	4,157	(444)	(10.7%)
Legal and professional fees	6,774	3,349	3,425	102.3%	15,086	13,176	1,910	14.5%
Foreclosure/OREO expense	7,349	8,688	(1,339)	(15.4%)	23,984	27,277	(3,293)	(12.1%)
FDIC expense	11,426	8,451	2,975	35.2%	35,282	32,316	2,966	9.2%
Other	20,592	17,860	2,732	15.3%	59,383	55,950	3,433	6.1%

Total noninterest expense	156,580	141,111	15,469	11.0%	463,477	452,406	11,071	2.4%

Income (loss) before income taxes	15,221	18,024	(2,803)	(15.6%)	(46,742)	5,617	(52,359)	N/M
Income tax expense (benefit)	917	2,030	(1,113)	(54.8%)	(31,878)	(35,761)	3,883	(10.9%)

Net income (loss)	14,304	15,994	(1,690)	(10.6%)	$(14,864)	$41,378	$(56,242)	(135.9%)
Preferred stock dividends and discount	7,389	7,342	47	0.6%	22,131	21,994	137	0.6%

Net income (loss) available to common equity	$6,915	$8,652	$(1,737)	(20.1%)	$(36,995)	$19,384	$(56,379)	(290.9%)

Earnings (Loss) Per Common Share:
Basic	$0.04	$0.07	$(0.03)	(42.9%)	$(0.22)	$0.15	$(0.37)	(246.7%)
Diluted	$0.04	$0.07	$(0.03)	(42.9%)	$(0.22)	$0.15	$(0.37)	(246.7%)

Average Common Shares Outstanding:
Basic	172,989	127,863	45,126	35.3%	170,610	127,855	42,755	33.4%
Diluted	172,990	127,863	45,127	35.3%	170,610	127,859	42,751	33.4%
N/M = Not meaningful.

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	3Q10	2Q10	$ Change	% Change	1Q10	4Q09	3Q09	$ Change	% Change

Interest Income
Interest and fees on loans	$148,937	$153,815	$(4,878)	(3.2%)	$159,291	$172,624	$183,264	$(34,327)	(18.7%)
Interest and dividends on investment securities and deposits in other financial institutions:
Taxable	38,433	42,477	(4,044)	(9.5%)	47,918	48,567	46,873	(8,440)	(18.0%)
Tax-exempt	8,499	8,557	(58)	(0.7%)	8,709	8,987	8,498	1	0.0%
Interest on federal funds sold and securities purchased under agreements to resell	347	29	318	N/M	22	32	16	331	N/M

Total interest income	196,216	204,878	(8,662)	(4.2%)	215,940	230,210	238,651	(42,435)	(17.8%)
Interest Expense
Interest on deposits	25,879	28,360	(2,481)	(8.7%)	28,745	31,471	37,811	(11,932)	(31.6%)
Interest on short-term borrowings	1,849	1,820	29	1.6%	2,026	3,062	2,895	(1,046)	(36.1%)
Interest on long-term funding	14,584	14,905	(321)	(2.2%)	15,947	17,324	18,709	(4,125)	(22.0%)

Total interest expense	42,312	45,085	(2,773)	(6.2%)	46,718	51,857	59,415	(17,103)	(28.8%)

Net Interest Income	153,904	159,793	(5,889)	(3.7%)	169,222	178,353	179,236	(25,332)	(14.1%)
Provision for loan losses	64,000	97,665	(33,665)	(34.5%)	165,345	394,789	95,410	(31,410)	(32.9%)

Net interest income (loss) after provision for loan losses	89,904	62,128	27,776	44.7%	3,877	(216,436)	83,826	6,078	7.3%
Noninterest Income
Trust service fees	9,462	9,517	(55)	(0.6%)	9,356	9,906	9,057	405	4.5%
Service charges on deposit accounts	23,845	26,446	(2,601)	(9.8%)	26,059	29,213	30,829	(6,984)	(22.7%)
Card-based and other nondeposit fees	12,093	11,942	151	1.3%	10,820	12,359	11,586	507	4.4%
Retail commissions	15,276	15,722	(446)	(2.8%)	15,817	15,296	15,041	235	1.6%

Total core fee-based revenue	60,676	63,627	(2,951)	(4.6%)	62,052	66,774	66,513	(5,837)	(8.8%)
Mortgage banking, net	9,007	5,493	3,514	64.0%	5,407	9,227	(909)	9,916	N/M
Capital market fees, net	891	(136)	1,027	N/M	130	291	226	665	294.2%
Bank owned life insurance income	3,756	4,240	(484)	(11.4%)	3,256	3,310	3,789	(33)	(0.9%)
Asset sale gains (losses), net	(2,354)	1,477	(3,831)	N/M	(1,641)	(1,551)	(126)	(2,228)	N/M
Investment securities gains (losses), net	3,365	(146)	3,511	N/M	23,581	(395)	(42)	3,407	N/M
Other	6,556	6,336	220	3.5%	5,253	7,078	5,858	698	11.9%

Total noninterest income	81,897	80,891	1,006	1.2%	98,038	84,734	75,309	6,588	8.7%
Noninterest Expense
Personnel expense	80,640	79,342	1,298	1.6%	79,355	72,620	73,501	7,139	9.7%
Occupancy	12,157	11,706	451	3.9%	13,175	12,170	11,949	208	1.7%
Equipment	4,637	4,450	187	4.2%	4,385	4,551	4,575	62	1.4%
Data processing	7,502	7,866	(364)	(4.6%)	7,299	7,728	7,442	60	0.8%
Business development and advertising	4,297	4,773	(476)	(10.0%)	4,445	4,443	3,910	387	9.9%
Other intangible amortization	1,206	1,254	(48)	(3.8%)	1,253	1,386	1,386	(180)	(13.0%)
Legal and professional fees	6,774	5,517	1,257	22.8%	2,795	6,386	3,349	3,425	102.3%
Foreclosure/OREO expense	7,349	8,906	(1,557)	(17.5%)	7,729	10,852	8,688	(1,339)	(15.4%)
FDIC expense	11,426	12,027	(601)	(5.0%)	11,829	9,618	8,451	2,975	35.2%
Other	20,592	19,197	1,395	7.3%	19,594	29,260	17,860	2,732	15.3%

Total noninterest expense	156,580	155,038	1,542	1.0%	151,859	159,014	141,111	15,469	11.0%

Income (loss) before income taxes	15,221	(12,019)	27,240	(226.6%)	(49,944)	(290,716)	18,024	(2,803)	(15.6%)
Income tax expense (benefit)	917	(9,240)	10,157	(109.9%)	(23,555)	(117,479)	2,030	(1,113)	(54.8%)

Net income (loss)	14,304	(2,779)	17,083	(614.7%)	(26,389)	(173,237)	15,994	(1,690)	(10.6%)
Preferred stock dividends and discount	7,389	7,377	12	0.2%	7,365	7,354	7,342	47	0.6%

Net income (loss) available to common equity	$6,915	$(10,156)	$17,071	(168.1%)	$(33,754)	$(180,591)	$8,652	$(1,737)	(20.1%)

Earnings (Loss) Per Common Share:
Basic	$0.04	$(0.06)	$0.10	(166.7%)	$(0.20)	$(1.41)	$0.07	$(0.03)	(42.9%)
Diluted	$0.04	$(0.06)	$0.10	(166.7%)	$(0.20)	$(1.41)	$0.07	$(0.03)	(42.9%)

Average Common Shares Outstanding:
Basic	172,989	172,921	68	0.0%	165,842	127,869	127,863	45,126	35.3%
Diluted	172,990	172,921	69	0.0%	165,842	127,869	127,863	45,127	35.3%
N/M = Not meaningful.

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share and full time
equivalent employee data)	YTD 2010	YTD 2009	3rd Qtr 2010	2nd Qtr 2010	1st Qtr 2010	4th Qtr 2009	3rd Qtr 2009

Summary of Operations
Net interest income	$482,919	$547,652	$153,904	$159,793	$169,222	$178,353	$179,236
Provision for loan losses	327,010	355,856	64,000	97,665	165,345	394,789	95,410
Asset sale gains (losses), net	(2,518)	(2,520)	(2,354)	1,477	(1,641)	(1,551)	(126)
Investment securities gains (losses), net	26,800	9,169	3,365	(146)	23,581	(395)	(42)
Noninterest income (excluding securities & asset sales)	236,544	259,578	80,886	79,560	76,098	86,680	75,477
Noninterest expense	463,477	452,406	156,580	155,038	151,859	159,014	141,111
Income (loss) before income taxes	(46,742)	5,617	15,221	(12,019)	(49,944)	(290,716)	18,024
Income tax expense (benefit)	(31,878)	(35,761)	917	(9,240)	(23,555)	(117,479)	2,030
Net income (loss)	(14,864)	41,378	14,304	(2,779)	(26,389)	(173,237)	15,994
Net income (loss) available to common equity	(36,995)	19,384	6,915	(10,156)	(33,754)	(180,591)	8,652
Taxable equivalent adjustment	17,914	18,632	5,914	5,966	6,034	6,188	5,938

Per Common Share Data
Net income (loss):
Basic	$(0.22)	$0.15	$0.04	$(0.06)	$(0.20)	$(1.41)	$0.07
Diluted	(0.22)	0.15	0.04	(0.06)	(0.20)	(1.41)	0.07
Dividends	0.03	0.42	0.01	0.01	0.01	0.05	0.05
Market Value:
High	$16.10	$21.39	$13.90	$16.10	$14.54	$13.00	$12.67
Low	11.48	9.21	11.96	12.26	11.48	10.37	9.21
Close	13.19	11.42	13.19	12.26	13.76	11.01	11.42
Book value	15.53	18.88	15.53	15.46	15.44	17.42	18.88
Tangible book value	10.02	11.38	10.02	9.93	9.90	9.93	11.38

Performance Ratios (annualized)
Earning assets yield	4.08%	4.75%	3.90%	4.10%	4.24%	4.59%	4.62%
Interest-bearing liabilities rate	1.08	1.51	1.03	1.10	1.11	1.24	1.36
Net interest margin	3.22	3.50	3.08	3.22	3.35	3.59	3.50
Return on average assets	(0.09)	0.23	0.25	(0.05)	(0.46)	(3.02)	0.27
Return on average equity	(0.63)	1.90	1.77	(0.35)	(3.40)	(23.72)	2.18
Return on average tangible common equity (1)	(2.89)	1.81	1.58	(2.37)	(8.17)	(50.16)	2.39
Efficiency ratio (2)	62.85	54.78	65.05	63.20	60.42	58.63	54.14
Effective tax rate (benefit)	(68.20)	(636.66)	6.03	(76.88)	(47.16)	(40.41)	11.26
Dividend payout ratio (3)	N/M	280.00	25.02	N/M	N/M	N/M	71.43

Average Balances
Assets	$22,824,238	$23,891,164	$22,727,208	$22,598,695	$23,151,767	$22,773,576	$23,362,954
Earning assets	20,776,661	21,619,838	20,660,498	20,598,637	21,075,408	20,499,225	21,063,016
Interest-bearing liabilities	16,583,326	17,994,706	16,376,904	16,408,718	16,970,884	16,663,947	17,412,341
Loans	13,388,577	15,929,440	12,855,791	13,396,710	13,924,978	14,605,107	15,248,895
Deposits	17,112,719	15,808,077	17,138,105	17,056,193	17,143,924	16,407,034	16,264,181
Wholesale funding	2,500,326	5,006,918	2,326,469	2,343,119	2,837,001	3,332,642	4,067,830
Common stockholders’ equity	2,667,294	2,395,478	2,693,735	2,674,097	2,633,680	2,387,534	2,394,410
Stockholders’ equity	3,179,500	2,904,521	3,206,742	3,186,295	3,145,074	2,898,132	2,904,210
Common stockholders’ equity/assets	11.69%	10.03%	11.85%	11.83%	11.38%	10.48%	10.25%
Stockholders’ equity / assets	13.93%	12.16%	14.11%	14.10%	13.58%	12.73%	12.43%

At Period End
Assets			$22,525,286	$22,760,059	$23,107,636	$22,874,142	$22,881,527
Loans			12,372,393	12,601,916	13,299,321	14,128,625	14,765,597
Allowance for loan losses			522,018	567,912	575,573	573,533	412,530
Goodwill			929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net			59,483	65,629	64,190	63,753	61,066
Other intangible assets			25,341	26,547	27,801	29,054	30,440
Deposits			16,804,860	16,970,199	17,496,787	16,728,613	16,446,109
Wholesale funding			2,252,934	2,357,097	2,219,543	3,180,851	3,279,100
Stockholders’ equity			3,200,849	3,186,127	3,180,509	2,738,608	2,924,659
Stockholders’ equity / assets			14.21%	14.00%	13.76%	11.97%	12.78%
Tangible common equity / tangible assets (4)			8.03%	7.88%	7.73%	5.79%	6.64%
Tangible equity/tangible assets (5)			10.41%	10.23%	10.04%	8.12%	8.96%
Tier 1 risk-based capital ratio			17.68%	17.25%	16.40%	12.52%	13.14%
Tier 1 leverage ratio			10.78%	10.80%	10.57%	8.76%	9.35%
Total risk-based capital ratio			19.16%	19.02%	18.15%	14.24%	14.83%
Shares outstanding, end of period			173,019	172,955	172,880	127,876	127,864

Selected trend information
Average full time equivalent employees			4,827	4,766	4,777	4,802	5,004
Trust assets under management, at market value			$5,400,000	$5,100,000	$5,500,000	$5,300,000	$5,200,000
Mortgage loans originated for sale during period			727,868	501,965	454,746	671,305	638,229
Mortgage portfolio serviced for others			7,860,000	7,822,000	7,751,000	7,667,000	7,473,000
Mortgage servicing rights, net / Portfolio serviced for others			0.76%	0.84%	0.83%	0.83%	0.82%

N/M = Not meaningful.
(1)	Return on average tangible common equity = Net income available to common equity divided by average common equity excluding average goodwill and other intangible assets. This is a non-GAAP financial measure.

(2)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net. This is a non-GAAP financial measure.

(3)	Ratio is based upon basic earnings per common share.

(4)	Tangible common equity to tangible assets = Common stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

(5)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

Selected Asset Quality Information
Associated Banc-Corp

			Sep10 vs Jun10				Sep10 vs Sep09
(in thousands)	Sept 30, 2010	Jun 30, 2010	% Change	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	% Change

Allowance for Loan Losses
Beginning balance	$567,912	$575,573	(1.3%)	$573,533	$412,530	$407,167	39.5%
Provision for loan losses	64,000	97,665	(34.5%)	165,345	394,789	95,410	(32.9%)
Charge offs	(122,327)	(113,170)	8.1%	(174,627)	(236,367)	(92,340)	32.5%
Recoveries	12,433	7,844	58.5%	11,322	2,581	2,293	442.2%

Net charge offs	(109,894)	(105,326)	4.3%	(163,305)	(233,786)	(90,047)	22.0%

Ending balance	$522,018	$567,912	(8.1%)	$575,573	$573,533	$412,530	26.5%

Net Charge Offs

			Sep10 vs Jun10				Sep10 vs Sep09
	Sept 30, 2010	Jun 30, 2010	% Change	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	% Change

Commercial and industrial	$4,274	$5,557	(23.1%)	$63,699	$42,940	$57,480	(92.6%)
Commercial real estate	28,517	37,004	(22.9%)	21,328	40,550	4,449	541.0%
Real estate — construction	60,488	46,135	31.1%	60,186	124,659	12,837	371.2%
Lease financing	826	297	178.1%	774	261	319	158.9%

Total commercial	94,105	88,993	5.7%	145,987	208,410	75,085	25.3%
Home equity	10,875	11,213	(3.0%)	11,769	16,503	11,202	(2.9%)
Installment	1,640	1,887	(13.1%)	2,222	2,099	2,433	(32.6%)

Total retail	12,515	13,100	(4.5%)	13,991	18,602	13,635	(8.2%)
Residential mortgage	3,274	3,233	1.3%	3,327	6,774	1,327	146.7%

Total net charge offs	$109,894	$105,326	4.3%	$163,305	$233,786	$90,047	22.0%

Net Charge Offs to Average Loans (in basis points)

	Sept 30, 2010	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009

Commercial and industrial	57	73	795	490	611
Commercial real estate	319	398	230	412	45
Real estate — construction	2,598	1,582	1,780	3,185	285
Lease financing	416	141	341	105	119

Total commercial	498	444	698	915	313
Home equity	175	183	190	254	170
Installment	74	83	98	94	113

Total retail	148	156	166	213	156
Residential mortgage	65	65	67	127	23

Total net charge offs	339	315	476	635	234

Credit Quality

			Sep10 vs Jun10				Sep10 vs Sep09
	Sept 30, 2010	Jun 30, 2010	% Change	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	% Change

Nonaccrual loans	$727,877	$975,641	(25.4%)	$1,180,185	$1,077,799	$845,320	(13.9%)
Loans 90 or more days past due and still accruing	26,593	3,207	729.2%	6,353	24,981	23,174	14.8%
Restructured loans	62,778	40,865	53.6%	23,420	19,037	17,256	263.8%

Total nonperforming loans	817,248	1,019,713	(19.9%)	1,209,958	1,121,817	885,750	(7.7%)
Other real estate owned (OREO)	53,101	51,223	3.7%	62,220	68,441	60,010	(11.5%)

Total nonperforming assets	$870,349	$1,070,936	(18.7%)	$1,272,178	$1,190,258	$945,760	(8.0%)

Allowance for loan losses / loans	4.22%	4.51%		4.33%	4.06%	2.79%
Allowance for loan losses / nonperforming loans	63.88	55.69		47.57	51.13	46.57
Allowance for loan losses / nonaccrual loans	71.72	58.21		48.77	53.21	48.80
Nonperforming loans / total loans	6.61	8.09		9.10	7.94	6.00
Nonaccrual loans / total loans	5.88	7.74		8.87	7.63	5.72
Nonperforming assets / total loans plus OREO	7.00	8.46		9.52	8.38	6.38
Nonperforming assets / total assets	3.86	4.71		5.51	5.20	4.13
Net charge offs / average loans (annualized)	3.39	3.15		4.76	6.35	2.34
Year-to-date net charge offs / average loans	3.78	3.97		4.76	2.84	1.75

Nonperforming loans by type:
Commercial and industrial	$157,358	$184,808	(14.9%)	$180,182	$234,418	$209,843	(25.0%)
Commercial real estate	300,208	360,974	(16.8%)	356,853	307,478	213,736	40.5%
Real estate — construction	163,621	284,646	(42.5%)	487,552	413,360	301,844	(45.8%)
Lease financing	26,922	27,953	(3.7%)	29,466	19,506	18,814	43.1%

Total commercial	648,109	858,381	(24.5%)	1,054,053	974,762	744,237	(12.9%)
Home equity	61,815	46,534	32.8%	47,231	44,257	45,905	34.7%
Installment	10,102	7,243	39.5%	7,059	7,577	7,387	36.8%

Total retail	71,917	53,777	33.7%	54,290	51,834	53,292	34.9%
Residential mortgage	97,222	107,555	(9.6%)	101,615	95,221	88,221	10.2%

Total nonperforming loans	$817,248	$1,019,713	(19.9%)	$1,209,958	$1,121,817	$885,750	(7.7%)

Selected Asset Quality Information (continued)
Associated Banc-Corp

			Sep10 vs Jun10				Sep10 vs Sep09
(in thousands)	Sept 30, 2010	Jun 30, 2010	% Change	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	% Change

Restructured loans
Commercial and industrial	$620	$635	(2.4%)	$—	$—	$—	N/M
Commercial real estate	23,387	7,820	199.1%	—	—	—	N/M
Real estate — construction	7,076	4,835	46.3%	763	480	265	N/M
Lease financing	—	—	0.0%	—	—	—	N/M

Total commercial	31,083	13,290	133.9%	763	480	265	N/M
Home equity	10,269	3,601	185.2%	6,482	5,068	4,437	131.4%
Installment	793	560	41.6%	300	79	14	N/M

Total retail	11,062	4,161	165.8%	6,782	5,147	4,451	148.5%
Residential mortgage	20,633	23,414	(11.9%)	15,875	13,410	12,540	64.5%

Total restructured loans	$62,778	$40,865	53.6%	$23,420	$19,037	$17,256	263.8%

Restructured loans in nonaccrual loans (not included above)	$32,657	$48,215		$9,862	$9,393	$5,353
Loans Past Due 30-89 Days

			Sep10 vs Jun10				Sep10 vs Sep09
	Sept 30, 2010	Jun 30, 2010	% Change	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	% Change

Commercial and industrial	$14,505	$40,415	(64.1%)	$51,042	$64,369	$43,159	(66.4%)
Commercial real estate	56,710	50,721	11.8%	69,836	81,975	50,029	13.4%
Real estate — construction	12,225	23,368	(47.7%)	13,805	56,559	39,184	(68.8%)
Lease financing	168	628	(73.2%)	98	823	873	(80.8%)

Total commercial	83,608	115,132	(27.4%)	134,781	203,726	133,245	(37.3%)
Home equity	20,044	15,869	26.3%	12,919	14,304	16,852	18.9%
Installment	10,536	6,567	60.4%	4,794	8,499	7,401	42.4%

Total retail	30,580	22,436	36.3%	17,713	22,803	24,253	26.1%
Residential mortgage	10,065	11,110	(9.4%)	12,786	14,226	17,994	(44.1%)

Total loans past due 30-89 days	$124,253	$148,678	(16.4%)	$165,280	$240,755	$175,492	(29.2%)

Potential Problem Loans

			Sep10 vs Jun10				Sep10 vs Sep09
	Sept 30, 2010	Jun 30, 2010	% Change	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	% Change

Commercial and industrial	$373,955	$482,686	(22.5%)	$505,903	$563,836	$481,034	(22.3%)
Commercial real estate	553,126	553,316	(0.0%)	565,969	598,137	588,013	(5.9%)
Real estate — construction	175,817	203,560	(13.6%)	262,572	391,105	462,029	(61.9%)
Lease financing	2,302	6,784	(66.1%)	5,158	8,367	9,572	(76.0%)

Total commercial	1,105,200	1,246,346	(11.3%)	1,339,602	1,561,445	1,540,648	(28.3%)
Home equity	6,495	7,778	(16.5%)	7,446	13,400	15,933	(59.2%)
Installment	692	725	(4.6%)	1,103	1,524	1,908	(63.7%)

Total retail	7,187	8,503	(15.5%)	8,549	14,924	17,841	(59.7%)
Residential mortgage	19,416	17,304	12.2%	19,591	19,150	15,414	26.0%

Total potential problem loans	$1,131,803	$1,272,153	(11.0%)	$1,367,742	$1,595,519	$1,573,903	(28.1%)

N/M — Not meaningful.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Nine months ended September 30, 2010			Nine months ended September 30, 2009
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$8,002,403	$258,475	4.32%	$9,887,868	$334,930	4.53%
Residential mortgage	2,006,806	74,277	4.94	2,457,663	98,159	5.33
Retail	3,379,368	131,747	5.21	3,583,909	149,098	5.56

Total loans	13,388,577	464,499	4.64	15,929,440	582,187	4.88
Investment securities	5,574,111	166,840	3.99	5,640,595	187,142	4.42
Other short-term investments	1,813,973	3,609	0.27	49,803	349	0.94

Investments and other	7,388,084	170,449	3.08	5,690,398	187,491	4.39

Total earning assets	20,776,661	634,948	4.08	21,619,838	769,678	4.75
Other assets, net	2,047,577			2,271,326

Total assets	$22,824,238			$23,891,164

Interest-bearing liabilities:
Savings deposits	$894,445	$857	0.13%	$884,098	$1,034	0.16%
Interest-bearing demand deposits	2,796,295	4,968	0.24	2,002,929	3,164	0.21
Money market deposits	6,490,856	26,215	0.54	5,300,646	34,516	0.87
Time deposits, excluding Brokered CDs	3,317,251	47,294	1.91	3,951,577	82,275	2.78

Total interest-bearing deposits, excluding Brokered CDs	13,498,847	79,334	0.79	12,139,250	120,989	1.33
Brokered CDs	584,153	3,650	0.84	848,538	8,414	1.33

Total interest-bearing deposits	14,083,000	82,984	0.79	12,987,788	129,403	1.33
Wholesale funding	2,500,326	51,131	2.73	5,006,918	73,991	1.97

Total interest-bearing liabilities	16,583,326	134,115	1.08	17,994,706	203,394	1.51
Noninterest-bearing demand deposits	3,029,719			2,820,289
Other liabilities	31,693			171,648
Stockholders’ equity	3,179,500			2,904,521

Total liabilities and stockholders’ equity	$22,824,238			$23,891,164

Net interest income and rate spread (1)		$500,833	3.00%		$566,284	3.24%

Net interest margin (1)			3.22%			3.50%
Taxable equivalent adjustment		$17,914			$18,632

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Three months ended September 30, 2010			Three months ended September 30, 2009
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$7,502,980	$82,606	4.37%	$9,503,565	$106,506	4.45%
Residential mortgage	2,004,284	24,025	4.78	2,270,025	29,928	5.26
Retail	3,348,527	43,121	5.12	3,475,305	47,670	5.46

Total loans	12,855,791	149,752	4.63	15,248,895	184,104	4.80
Investment securities	5,452,490	50,795	3.73	5,772,358	60,406	4.19
Other short-term investments	2,352,217	1,583	0.27	41,763	79	0.76

Investments and other	7,804,707	52,378	2.69	5,814,121	60,485	4.16

Total earning assets	20,660,498	202,130	3.90	21,063,016	244,589	4.62
Other assets, net	2,066,710			2,299,938

Total assets	$22,727,208			$23,362,954

Interest-bearing liabilities:
Savings deposits	$910,970	$316	0.14%	$887,176	$353	0.16%
Interest-bearing demand deposits	2,637,952	1,292	0.19	2,330,976	1,298	0.22
Money market deposits	6,824,352	9,216	0.54	5,540,272	10,538	0.75
Time deposits, excluding Brokered CDs	3,197,087	13,805	1.71	3,847,942	23,998	2.47

Total interest-bearing deposits, excluding Brokered CDs	13,570,361	24,629	0.72	12,606,366	36,187	1.14
Brokered CDs	480,074	1,250	1.03	738,145	1,624	0.87

Total interest-bearing deposits	14,050,435	25,879	0.73	13,344,511	37,811	1.12
Wholesale funding	2,326,469	16,433	2.81	4,067,830	21,604	2.11

Total interest-bearing liabilities	16,376,904	42,312	1.03	17,412,341	59,415	1.36
Noninterest-bearing demand deposits	3,087,670			2,919,670
Other liabilities	55,892			126,733
Stockholders’ equity	3,206,742			2,904,210

Total liabilities and stockholders’ equity	$22,727,208			$23,362,954

Net interest income and rate spread (1)		$159,818	2.87%		$185,174	3.26%

Net interest margin (1)			3.08%			3.50%
Taxable equivalent adjustment		$5,914			$5,938

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Three months ended September 30, 2010			Three months ended June 30, 2010
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$7,502,980	$82,606	4.37%	$8,036,688	$85,974	4.29%
Residential mortgage	2,004,284	24,025	4.78	1,996,448	24,781	4.97
Retail	3,348,527	43,121	5.12	3,363,574	43,892	5.23

Total loans	12,855,791	149,752	4.63	13,396,710	154,647	4.63
Investment securities	5,452,490	50,795	3.73	5,365,745	55,009	4.10
Other short-term investments	2,352,217	1,583	0.27	1,836,182	1,188	0.26

Investments and other	7,804,707	52,378	2.69	7,201,927	56,197	3.12

Total earning assets	20,660,498	202,130	3.90	20,598,637	210,844	4.10
Other assets, net	2,066,710			2,000,058

Total assets	$22,727,208			$22,598,695

Interest-bearing liabilities:
Savings deposits	$910,970	$316	0.14%	$913,347	$291	0.13%
Interest-bearing demand deposits	2,637,952	1,292	0.19	2,833,530	1,898	0.27
Money market deposits	6,824,352	9,216	0.54	6,398,892	8,778	0.55
Time deposits, excluding Brokered CDs	3,197,087	13,805	1.71	3,305,825	16,035	1.95

Total interest-bearing deposits, excluding Brokered CDs	13,570,361	24,629	0.72	13,451,594	27,002	0.81
Brokered CDs	480,074	1,250	1.03	614,005	1,358	0.89

Total interest-bearing deposits	14,050,435	25,879	0.73	14,065,599	28,360	0.81
Wholesale funding	2,326,469	16,433	2.81	2,343,119	16,725	2.86

Total interest-bearing liabilities	16,376,904	42,312	1.03	16,408,718	45,085	1.10
Noninterest-bearing demand deposits	3,087,670			2,990,594
Other liabilities	55,892			13,088
Stockholders’ equity	3,206,742			3,186,295

Total liabilities and stockholders’ equity	$22,727,208			$22,598,695

Net interest income and rate spread (1)		$159,818	2.87%		$165,759	3.00%

Net interest margin (1)			3.08%			3.22%
Taxable equivalent adjustment		$5,914			$5,966

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.
Financial Summary and Comparison
Associated Banc-Corp
Period End Loan Composition

			Sep10 vs Jun10				Sep10 vs Sep09
	Sept 30, 2010	Jun 30, 2010	% Change	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	% Change

Commercial and industrial	$2,989,238	$2,969,662	0.7%	$3,099,265	$3,450,632	$3,613,457	(17.3%)
Commercial real estate	3,494,342	3,576,716	(2.3%)	3,699,139	3,817,066	3,902,340	(10.5%)
Real estate — construction	736,387	925,697	(20.5%)	1,281,868	1,397,493	1,611,857	(54.3%)
Lease financing	74,690	82,375	(9.3%)	87,568	95,851	102,130	(26.9%)

Total commercial	7,294,657	7,554,450	(3.4%)	8,167,840	8,761,042	9,229,784	(21.0%)
Home equity	2,457,461	2,455,181	0.1%	2,468,587	2,546,167	2,591,262	(5.2%)
Installment	721,480	749,588	(3.7%)	759,025	873,568	885,970	(18.6%)

Total retail	3,178,941	3,204,769	(0.8%)	3,227,612	3,419,735	3,477,232	(8.6%)
Residential mortgage	1,898,795	1,842,697	3.0%	1,903,869	1,947,848	2,058,581	(7.8%)

Total loans	$12,372,393	$12,601,916	(1.8%)	$13,299,321	$14,128,625	$14,765,597	(16.2%)

Period End Deposit Composition

			Sep10 vs Jun10				Sep10 vs Sep09
	Sept 30, 2010	Jun 30, 2010	% Change	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	% Change

Demand	$3,054,121	$2,932,599	4.1%	$3,023,247	$3,274,973	$2,984,486	2.3%
Savings	902,077	913,146	(1.2%)	897,740	845,509	871,539	3.5%
Interest-bearing demand	2,921,700	2,745,541	6.4%	2,939,390	3,099,358	2,395,429	22.0%
Money market	6,312,912	6,554,559	(3.7%)	6,522,901	5,806,661	5,724,418	10.3%
Brokered CDs	442,209	571,626	(22.6%)	742,119	141,968	653,090	(32.3%)
Other time deposits	3,171,841	3,252,728	(2.5%)	3,371,390	3,560,144	3,817,147	(16.9%)

Total deposits	$16,804,860	$16,970,199	(1.0%)	$17,496,787	$16,728,613	$16,446,109	2.2%

Network transaction deposits included above in interest-bearing demand and money market	1,970,050	$2,698,204	(27.0%)	$2,641,648	$1,926,539	$1,767,271	11.5%
Customer repo sweeps (a)	209,866	$184,043	14.0%	$188,314	$195,858	$242,575	(13.5%)

(a)	Included within short-term borrowings.